Net financial expenses/(income)	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Net financial expenses/(income)

6.	Net financial expenses/(income)
The following table summarizes the Company’s financial income and expenses, included within Net financial expenses:

	Years ended December 31,
	2024	2023	2022
	(€ million)
Interest income and other financial income	€1,995	€2,678	€1,066

Financial expenses:
Interest expense and other financial expenses:	1,248	1,064	959
Interest expense on notes	430	386	281
Interest expense on borrowings from bank	121	59	105
Other interest cost and financial expenses	697	619	573
Interest on lease liabilities	64	63	63
Write-down and reversals of write-downs of financial assets	(88)	128	14
Net interest expense/(income) on employee benefits provisions	211	203	163
Total Financial expenses	1,435	1,458	1,199
Net expenses from derivative financial instruments and exchange rate differences	215	1,178	635
Total Financial expenses and Net expenses from derivative financial instruments and exchange rate differences	1,650	2,636	1,834

Net Financial expenses/(income)	€(345)	€(42)	€768
Other interest cost and financial expenses primarily comprises of the effects of hyperinflation, discounting provisions and other miscellaneous finance expenses.
During the year ended December 31, 2021, Credit Suisse Asset Management suspended redemptions and subscriptions of certain supply chain finance funds, which the Company held a position in, and approved the commencement of the liquidation process of the funds. The Company received cash proceeds of approximately 67 percent of its investment during 2021, with no further material proceeds received during the years ended December 31, 2022 and 2023. As a result of information received during the year ended December 31, 2023, it was believed that the uncertainty surrounding recovery of the remaining balance had increased, and therefore we impaired the remaining balance of €132 million. This was reported as
Write-down and reversals of write-downs of financial assets within Net financial expenses/(income) for the year ended
December 31, 2023. Following the acquisition of Credit Suisse Asset Management by UBS, in June 2024, Stellantis received an offer for €92 million, representing 90 percent of the last determined value of its investment. The offer was accepted by
Stellantis in July 2024, and payment was subsequently completed in August 2024. Based on the information, in June 2024, the impairment was reversed. This is reported as Write-down and reversals of write-downs of financial assets within Net financial expenses/(income), consistent with how the impairment was reported in 2023.
During the year ended December 31, 2024 there was €345 million net financial income as compared to €42 million net financial income in the same period in 2023. The improvement primarily reflects the reduction in foreign exchange losses due to lower exposure to the Argentine Peso and lower devaluation of the Argentine Peso versus the U.S Dollar and the partial reversal of the write-down of the investment in supply chain finance funds mentioned above. This was offset by lower interest income, reflecting reduced cash levels and declining market interest rates, higher hyperinflationary losses and higher interest expense on debt.
Net financial expenses/(income) for the year ended December 31, 2024, include €382 million losses (€215 million and €198 million losses for the years ended December 31, 2023 and 2022, respectively) on the net monetary position of entities whose functional currency is the currency of hyperinflationary economies, relating to Argentine Peso and Turkish
Lira. The increase mainly reflects the change in net monetary position in those entities.